UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 29, 2007

NNN Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 21, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of NNN Apartment REIT Advisor, LLC, our advisor, entered into a Purchase and Sale Agreement, or the Agreement, with FS Towne Crossing, Ltd., an unaffiliated third party, or FS Towne Crossing, for the purchase of Towne Crossing Apartments, a 268-unit class-A apartment property which consists of 13 buildings, including 12 three-story apartment buildings and one clubhouse, located in Mansfield, Texas, or the Towne Crossing property, for a purchase price of $21,600,000. On June 8, 2007, Triple Net Properties entered into a Reinstatement of and First Amendment to and Joinder and Ratification of Purchase and Sale Agreement, or the Amendment, with FS Towne Crossing and Fountain Green, L.C., or Fountain Green, a minority interest-holder in the Towne Crossing property. The material terms of the Amendment modified the Agreement to include Fountain Green as a selling party; to obtain Fountain Green’s ratification of the Agreement and to reduce the purchase price from $22,500,000 to $21,600,000. FS Towne Crossing and Fountain Green are hereinafter collectively referred to as the Seller.

On August 29, 2007, Triple Net Properties executed an Assignment and Assumption of Real Estate Purchase, or the Assignment, to assign all of its interest as the buyer in the Agreement, as amended by the Amendment, to Apartment REIT Towne Crossing, LP, our wholly-owned subsidiary.

On August 29, 2007, we acquired the Towne Crossing property for a purchase price of $21,600,000, plus closing costs. We financed the purchase price of the property through our assumption of an existing secured loan of $15,760,000, with an unpaid principal balance of $15,366,000, on the property with Federal Home Loan Mortgage Corporation, or Freddie Mac, and an unsecured loan of $5,400,000 with NNN Realty Advisors, Inc., or NNN Realty Advisors, our sponsor (both loans are described in Item 2.03 below). We paid an acquisition fee of $648,000, or 3.0% of the purchase price, to our advisor and its affiliate.

The above descriptions of the Agreement, Amendment and Assignment are qualified in their entirety by the terms of the agreements attached as Exhibits 10.1 through 10.3 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 29, 2007, we, through Apartment REIT Towne Crossing, LP, entered into an Assumption Agreement, or the Assumption Agreement, with Freddie Mac. Pursuant to the Assumption Agreement, Freddie Mac consented to the acquisition of the Towne Crossing property by us and our assumption of a $15,760,000 loan between the Seller and Freddie Mac, secured by the Towne Crossing property, with an unpaid principal balance of $15,366,000, subject to terms and conditions set forth in the loan documents.

The secured loan is evidenced by an original promissory note and is secured by both a Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing, conveying the Towne Crossing property and granting a security interest in its fixtures and personal property, as well as a Guaranty executed by us as the guarantor of the assumed loan. The secured loan includes a fixed rate period as well as a potential extension period. During the fixed rate period, the loan bears interest at a fixed rate of 5.04% and has an initial maturity date of November 1, 2014. Upon the initial maturity date, if the secured loan is not in default, an extension period automatically becomes effective for an additional 12-month period. During the extension period, the loan bears interest at an adjustable interest rate. The loan provides for the following payments: (a) during the fixed rate period, monthly principal and interest payments of $84,988.78 on the first of each month from December 1, 2005 through November 1, 2014; and (b) during the extension period, monthly principal and interest payments calculated as per section 3(f) under the original promissory note from December 1, 2014 through November 1, 2015. During the fixed rate period, the loan provides for a default interest rate equal to the lesser of: (a) 9.04% per annum or (b) the maximum rate permitted by applicable law. During the extension period, the loan provides for a default rate equal to the lesser of: (a) 4.0% above the adjustable interest rate or (b) the maximum rate permitted by applicable law. If any monthly payment is not received in full by the lender (i) during the fixed rate period, within ten days after the payment or other amount is due, or (ii) during the extension period, within five days after the payment or other amount is due, the borrower shall pay a late charge equal to five percent of such payment or other amount due. The loan is subject to a prepayment premium in the event any prepayment is made before November 1, 2014. In the event of prepayment, the prepayment premium to be paid shall be the greater of: (a) 1.0% of the amount of principal being prepaid; or (b) an amount calculated pursuant to the formula defined in section 10(e)(B) of the original promissory note. The loan documents also contain customary representations, warranties, covenants and indemnities as well as provisions for reserves and impounds.

On August 29, 2007, in connection with our acquisition of the Towne Crossing property, we, through NNN Apartment REIT Holdings, L.P., our operating partnership, entered into an unsecured loan with NNN Realty Advisors, as evidenced by an Unsecured Promissory Note in the principal amount of $5,400,000, or the Unsecured Note. The Unsecured Note matures on March 1, 2008. The Unsecured Note bears interest at a fixed rate of 6.85% per annum and requires monthly interest-only payments beginning on October 1, 2007 for the term of the Unsecured Note. The Unsecured Note also provides for a default interest rate of 8.85% per annum. Since NNN Realty Advisors is our sponsor, this loan is deemed a related party loan. Therefore, the terms of the unsecured loan and the Unsecured Note were approved by a majority of our directors, including a majority of our independent directors, and deemed fair, competitive and commercially reasonable by our directors.

The material terms of the loans are qualified in their entirety by the terms of the Assumption Agreement; Multifamily Note; Multifamily Deed of Trust, Assignment of Rents and Security Agreement; Guaranty and Unsecured Note attached hereto as Exhibits 10.4 through 10.8 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On August 31, 2007, we issued a press release announcing the acquisition of the Towne Crossing property. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

10.1 Purchase and Sale Agreement by and between FS Towne Crossing, Ltd. and Triple Net Properties, LLC, dated February 21, 2007

10.2 Reinstatement of and First Amendment to and Joinder and Ratification of Purchase and Sale Agreement by and among FS Towne Crossing, L.P., Fountain Green, L.C. and Triple Net Properties, LLC, date June 8, 2007

10.3 Assignment and Assumption of Real Estate Purchase Agreement by and between Triple Net Properties, LLC and Apartment REIT Towne Crossing, LP, dated August 29, 2007

10.4 Assumption Agreement by and among FS Towne Crossing, L.P., Bowler Holdings, L.C., Fountain Green, L.C., Apartment REIT Towne Crossing, LP, and the Federal Home Loan Mortgage Corporation, dated August 29, 2007

10.5 Multifamily Note by FS Towne Crossing, L.P. in favor of Keycorp Real Estate Capital Markets, Inc., dated October 31, 2005

10.6 Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing, by FS Towne Crossing, L.P. in favor of Keycorp Real Estate Capital Markets, Inc., dated October 31, 2005

10.7 Guaranty by NNN Apartment REIT, Inc. for the benefit of Federal Home Loan Mortgage Corporation, dated August 28, 2007

10.8 Unsecured Promissory Note issued by NNN Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc., dated August 29, 2007

99.1 NNN Apartment REIT, Inc. Press Release dated August 31, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Apartment REIT, Inc.

August 31, 2007	By:	/s/ Stanley J. Olander

Name: Stanley J. Olander
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement by and between FS Towne Crossing, Ltd. and Triple Net Properties, LLC, dated February 21, 2007
10.2	Reinstatement of and First Amendment to and Joinder and Ratification of Purchase and Sale Agreement by and among FS Towne Crossing, L.P., Fountain Green, L.C. and Triple Net Properties, LLC, date June 8, 2007
10.3	Assignment and Assumption of Real Estate Purchase Agreement by and between Triple Net Properties, LLC and Apartment REIT Towne Crossing, LP, dated August 29, 2007
10.4	Assumption Agreement by and among FS Towne Crossing, L.P., Bowler Holdings, L.C., Fountain Green, L.C., Apartment REIT Towne Crossing, LP, and the Federal Home Loan Mortgage Corporation, dated August 29, 2007
10.5	Multifamily Note by FS Towne Crossing, L.P. in favor of Keycorp Real Estate Capital Markets, Inc., dated October 31, 2005
10.6	Multifamily Deed of Trust, Assignment of Rents and Security Agreement and Fixture Filing, by FS Towne Crossing, L.P. in favor of Keycorp Real Estate Capital Markets, Inc., dated October 31, 2005
10.7	Guaranty by NNN Apartment REIT, Inc. for the benefit of Federal Home Loan Mortgage Corporation, dated August 28, 2007
10.8	Unsecured Promissory Note issued by NNN Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc., dated August 29, 2007
99.1	NNN Apartment REIT, Inc. Press Release dated August 31, 2007